FINANCIAL EXPENSES (INCOME), NET (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Financial expenses:
Interest expense	$ 0	$ 0	$ 3
Exchange rate	2	7	15
Bank fees	10	9	0
Interest on convertible notes	0	203	62
Interest Expense, Total	12	219	80
Financial income:
Exchange rate	2	0	0
Interest income	237	22	2
Interest Income, Securities, Operating	239	22	2
Financial expenses (income), net	$ (227)	$ 197	$ 78